                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Star Technologies
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          [LOGO OF STAR TECHNOLOGIES]


                                   NOTICE OF
                              1999 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT


                            STAR TECHNOLOGIES, INC.
                            1151-A Seven Locks Road
                            Potomac, Maryland 20854

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

  The 1999 Annual Meeting of Stockholders of Star Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Best Western Washington Gateway Hotel at 1251 West Montgomery Avenue, Rockville, Maryland, on Monday, June 21, 1999, at 5:00 p.m., for the following purposes:

  (1) To elect one Director to hold office for a term of three years; and

  (2) To transact any other business that may properly come before the meeting or any adjournments thereof.

  Stockholders who wish to bring other business before the Annual Meeting must comply with the provisions of Section 2.1 of the By-Laws of the Company.

  Only stockholders of record at the close of business on April 22, 1999, are entitled to vote at the Annual Meeting or any adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting at the Company's principal executive offices at 1151-A Seven Locks Road, Potomac, Maryland.

                                          By Order of the Board of Directors

                                          Brenda A. Potosnak
                                          Secretary

April 29, 1999




 THE FORM OF PROXY IS ENCLOSED. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD
                                 JUNE 21, 1999

  The enclosed proxy is solicited on behalf of the Board of Directors of Star Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Best Western Washington Gateway Hotel at 1251 West Montgomery Avenue, Rockville, Maryland, on Monday, June 21, 1999 at 5:00 p.m., or any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy will be mailed to stockholders on or about May 28, 1999. The Company's principal executive office is located at 1151-A Seven Locks Road, Potomac, Maryland.

  Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company or by voting in person at the meeting.

  The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitation initially will be made by mail. Further solicitation may be made by telephone, telegram or in person by officers and employees of the Company who would be reimbursed by the Company for any costs they might incur in making any solicitation. Brokerage houses, custodians, nominees, fiduciaries and others acting in a representative capacity will be requested to forward the proxy solicitation material to the beneficial owners of the Company's stock and the Company will reimburse them for their reasonable expenses.

                               VOTING SECURITIES

  All voting rights are vested exclusively in the holders of the Company's common stock, having a par value of $.01 per share ("Common Stock"), and the Company's preferred stock, having a par value of $.01 per share ("Preferred Stock"). Three series of Preferred Stock are issued and outstanding: the Series A Preferred Stock ("Series A Stock"), the Series B Senior Preferred Stock ("Series B Stock") and the Series C Senior Preferred Stock ("Series C Stock").

  With regard to the election of Directors of the Company, and to any other business that may properly come before the Annual Meeting, the holders of Common Stock and Preferred Stock vote together as a single class. Each share of Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to vote on an "as if converted" basis. Each share of Series A Stock was, as of the record date, convertible into 7.20 shares of Common Stock. Each share of Series B Stock and each share of Series C Stock were, as of the record date, convertible into 100 shares of Common Stock.

  Only stockholders of record at the close of business on April 22, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On April 22, 1999, the Company had outstanding 22,060,384 shares of Common Stock; 13,200 shares of Series A Stock, which vote as if converted to 95,040 shares of Common Stock; 11,917 shares of Series B Stock, which vote as if converted to 1,191,700 shares of Common Stock; and 7,945 shares of Series C Stock, which vote as if converted to 794,500 shares of Common Stock. The presence of a majority of the shares of Common Stock and Common Stock equivalents represented by the Preferred Stock, in person or by proxy, will constitute a quorum for the Annual Meeting.

  All shares of Common Stock and Preferred Stock will vote to elect the Directors at the Annual Meeting. The presence of a majority of the shares, in person or by proxy, will constitute a quorum for the election of the Directors. All shares of Common Stock and Preferred Stock will vote on any other business that may be considered at the Annual Meeting or any adjournments thereof. Under Delaware law and the Company's Restated Certificate of Incorporation, if a quorum is present at the Annual Meeting, each nominee for Director who receives the greatest number of votes cast for the election of each Director at the Annual Meeting by the shares present in person or by proxy and entitled to vote shall be elected a Director and, except as described below, any other matters submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the subject matter. With regard to the election of Directors, an abstention will not be counted either in favor of or against the election of the nominee. Abstention from voting will have the practical effect of voting against any other matter voted upon at the Annual Meeting since it is one less vote for approval. Broker nonvotes will have no impact on any matter voted upon at the Annual Meeting since they are not considered "shares present" for voting purposes.

  Unless otherwise indicated, reference to "voting" stock throughout this Proxy Statement assumes the full conversion of the relevant series of Preferred Stock to Common Stock and reference to "shares" includes both shares of outstanding Common Stock and shares of Common Stock into which the relevant series of Preferred Stock is or are convertible.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table shows the beneficial ownership, on April 22, 1999, of
(i) each person known by the Company to be the beneficial owner of more than five percent of any class of the Company's stock, (ii) each Director, (iii) the Named Executive Officers as defined under "Executive Compensation" below and (iv) all of the Company's Directors and executive officers as a group. Because each series of Preferred Stock is convertible into Common Stock (see "Voting Securities" above), each beneficial owner of Preferred Stock is deemed by the Securities and Exchange Commission (the "SEC") to be the beneficial owner of the number of shares of Common Stock into which such Preferred Stock is convertible. Therefore, in indicating the number of shares of Common Stock and the percentage of the class of Common Stock beneficially owned by each person, the table's figures assume that such person has converted into Common Stock all shares of Preferred Stock of which such person is the beneficial owner. For this reason, the table contains substantial duplication in the number of shares and percentages of Common Stock.

                            Percent of Voting Power

                                                      Amount and
                                                       Nature of      Percent
                                                      Beneficial        of
  Name of Beneficial Owner            Title of Class Ownership (1)   Class (2)
  ------------------------            -------------- -------------   ---------
Principal Stockholders
General Electric Company............. Common Stock     2,610,539(3)     10.9%
 3135 Easton Turnpike                 Series B Stock      11,917       100.0%
 Fairfield, CT 06431                  Series C Stock       7,945       100.0%

Intrafed, Inc........................ Common Stock     1,785,000         8.1%
 11920 Ledgerock Court
 Potomac, MD 20954

Directors
Alan O. Maxwell...................... Common Stock     1,083,210(4)      4.9%
Carl E. Ravin........................ Common Stock        55,000(5)        *
Herbert F. Schantz................... Common Stock        80,000(6)        *

Named Executive Officers
Robert C. Compton**.................. Common Stock       465,959(7)      2.1%
Carol L. Curran...................... Common Stock        22,231(8)        *
Curtis D. Abel....................... Common Stock        40,000(5)        *
Brenda A. Potosnak................... Common Stock        35,000(5)        *
Philip A. Cannon..................... Common Stock       137,500(5)        *
All executive officers and Directors
 as a group (8 persons)..............                 1,918,900 (9)      8.4%

--------
 *  Less than one percent.

** Also serves as a Director.

(1) A person is considered to "beneficially own" any shares over which such person directly or indirectly exercises sole or shared voting or investment power or of which such person has the right to acquire beneficial ownership within sixty days (for example, through the conversion of securities or exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the above shares is exercised solely by the beneficial owner or shared by such owner and such owner's spouse or children.

(2) Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Includes 1,191,700 shares of Common Stock issuable upon the conversion of Series B Stock and 794,500 shares of Common Stock issuable upon the conversion of Series C Stock.

(4) Includes 75,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of April 22, 1999.

(5) Represents shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of April 22, 1999.

(6) Includes 60,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of April 22, 1999.

(7) Includes 350,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of April 22, 1999.

(8) Includes 16,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of April 22, 1999.

(9) Includes 768,500 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of April 22, 1999.

                             ELECTION OF DIRECTORS

  There are five positions on the Company's Board of Directors. One of these positions is and will remain vacant until such time as the Board of Directors acts to fill it.

Nominee for Election to the Board of Directors

  The term of Mr. Schantz expires on the date of the 1999 Annual Meeting. The terms of Dr. Ravin and Mr. Compton expire on the date of the 2000 Annual Meeting. The term of Mr. Maxwell expires on the date of the 2001 Annual Meeting. The Board has nominated Mr. Schantz for re-election to the Board for a term of three years, or until the election and qualification of a successor or death, resignation or removal from office. Thus, the holders of Common Stock and Preferred Stock will vote to fill one Board position at the Annual Meeting. The persons named on the enclosed proxy intend to vote for the re-election of Mr. Schantz to the Board of Directors. In the event that Mr. Schantz becomes unable to stand for re-election as Director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

Information Regarding Directors of the Company

  ROBERT C. COMPTON, age 51, has served as a Director since July 1988 and was elected Chairman of the Board in March 1990. He has served as Chief Executive Officer since October 1989 and as President since June 1988. His previous positions with the Company include Executive Vice President and Vice President-- Finance, Administration and Corporate Development. Prior to joining the Company in 1985, he served for seventeen years in various management, financial and corporate auditing positions at the General Electric Company ("GE").

  ALAN O. MAXWELL, age 69, has served as a Director since 1981. He has served as Managing Director of Maxwell Management, a capital and management company, since 1989. He was Chairman and President of Sunny Service Stations, Inc., a chain of retail and wholesale fuel distribution centers and convenience food stores, from 1984 until 1988. He is a director of Excel Sports Science and Lynay Healthcare, Inc.

  CARL E. RAVIN, age 56, has served as a Director since February 1994. Dr. Ravin is the Chairman of the Department of Radiology at Duke University Medical Center and Professor of Radiology at Duke University, where he has been associated since 1978. He is a nationally known expert in thoracic radiology, currently serves on the editorial board of the "Journal of Thoracic Imaging," and is a Fellow of the American College of Chest Physicians and the American College of Radiology. Dr. Ravin has served for a number of years on the General Electric Medical Advisory Board.

  HERBERT F. SCHANTZ, age 68, has served as a Director since August 1997. He has been President of H.L.S. Associates International, a consulting firm focused on the application of imaging and information technologies to automate business work processes, since 1987. Mr. Schantz is a director of TAWPI, The Association for Work Process Improvement and President of the Washington Chapter of TAWPI. Mr. Schantz is a member of the National Conference Planning Group of AIIM, the Association of Image and Information Management and has served on the executive committee of the AIIM-National Capital Chapter. He has published numerous reports and papers on information technologies, document markets and work process automation in journals and magazines worldwide. He has also authored several books on information technologies and document processing automation.

Committees of the Board of Directors

  During the year ended December 31, 1998, there were four meetings of the Board of Directors. Each director attended at least 75% of the meetings. The Audit Committee did not meet during the year ended December 31, 1998. The Compensation Committee of the Board met once during the year ended December 31, 1998. The Board of Directors does not have a Nominating Committee.

  The Audit Committee, currently consisting of Messrs. Maxwell and Schantz and Dr. Ravin, is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls. The Compensation Committee, currently consisting of Messrs. Maxwell and Schantz and Dr. Ravin, principally reviews and approves the salaries, bonuses and stock options of executive officers of the Company.

Compensation of Directors and Other Transactions

  Directors' fees may be paid in cash or Common Stock, or a combination thereof, at the discretion of each Director. Fees are not paid to the Chairman or to Directors who are employees of the Company or under consulting agreements with the Company. The Company's policy is to pay to each eligible Director $8,000 annually plus $1,000 for each regular meeting and $500 for each conference telephone meeting of the Board of Directors attended and to reimburse each eligible Director for any expenses incurred as a result of such meetings attended. No additional fees are paid for committee participation. Mr. Schantz is under a consulting agreement with the Company. During the year ended December 31, 1998, the Company paid Mr. Schantz $14,000 and was indebted to him for $96,000 for consulting services.

  The Company believes that it is important for directors to have a personal interest in the success of the Company and for their interests to be aligned with those of the Company's stockholders. Therefore, in addition to the cash compensation described above, each nonemployee Director, under the 1989 Stock Option Plan for Nonemployee Directors (the "1989 Plan"), annually receives options to purchase 10,000 shares of Common Stock, subject to the limitations that a nonemployee Director may not receive options or rights to purchase in the aggregate more than 100,000 shares pursuant to the 1989 Plan or any other plan of, or agreement with, the Company and that no more than an aggregate of 700,000 shares may be granted under the 1989 Plan. Mr. Schantz is ineligible to receive options under the 1989 Plan as he has received options and compensation pursuant to other plans of the Company. Options have an exercise price equal to the fair market value of the shares covered by the option at the time of the grant and are exercisable immediately.

  In September 1998, the Company entered into a subordinated note agreement with Mr. Maxwell. The note is secured by certain assets of the Company and totaled $125,000 at December 31, 1998. The note, originally due in February 1999, was extended until August 1999. The note bears interest at 12% through February 1999 and 10% thereafter. Mr. Maxwell has the option to convert the note into shares of the Company's common stock, at a 30% discount on the conversion date, if the note is not repaid on the maturity date.

                            EXECUTIVE COMPENSATION

Report of the Compensation Committee of the Board of Directors

  The Compensation Committee of the Board of Directors (the "Committee") establishes and oversees the general compensation policies of the Company, including the review and approval of compensation levels and cash incentive initiatives for the executive officers, and administers the Company's employee compensation plans. The Committee encourages executive officers to take equity positions in the Company's stock. The Committee is composed of three nonemployee Directors.

  Executive officers are generally compensated through a combination of base salary, year-end performance bonuses and stock options. The officers, as well as substantially all full-time employees, are eligible to participate in the Company's 401(k) Plan. The Company provides compensation that helps attract, retain and motivate the skilled people it requires. The Committee reviews annually with the full Board of Directors compensation for all of the Company's officers, along with annual performance reviews evaluating the criteria listed below.

  In determining base salary and salary increases, the Committee considers such variables as the officer's attainment of individual and corporate performance criteria, especially increased revenue and profitability, as well as the officer's expertise, responsibilities, and contributions to corporate teamwork and efficiency. The Committee also considers the salary of officers with comparable responsibilities and performance criteria of other companies with which the Company competes for executive officers. There was no change to the Chief Executive Officer's or other executive officers' base pay in the year ending December 31, 1998.

  The Committee believes that year-end bonuses for the Chief Executive Officer and the other top executive officers must be tied to the achievement of profitability objectives, business growth and the Company's overall performance, both current and long-term. All bonus awards are the sole responsibility of the Committee and are based on the philosophy that incentive compensation should be directly and materially linked to the operating results of the Company. Because of the Company's lack of profitability, no bonuses were paid to the Chief Executive Officer or other executive officers for the year ended December 31, 1998.

  The long-term component of the compensation for the Chief Executive Officer and other executive officers has been the award of stock options, which aligns the interests of the executive officers with those of the stockholders. An award of stock options has historically been granted to the executive officers when hired and in connection with a significant change in responsibilities. When making stock option grants for executive officers, the Committee considers the responsibility level of the executive officer and the Company's performance, especially increasing revenue and profitability. The stock options generally become exercisable over a five-year period, and have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. Except in connection with employment, the Committee did not grant options to the Chief Executive Officer or other executive officers during the year ended December 31, 1998.

  Due to the changing nature of the Company's business, the Committee is evaluating compensation and alternative long-term compensation incentives.

                                          Alan O. Maxwell
                                          Carl E. Ravin
                                          Herbert F. Schantz

                               PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG STAR TECHNOLOGIES, INC. COMMON STOCK,
                       THE NASDAQ STOCK MARKET-US INDEX
          AND THE NASDAQ COMPUTER AND DATA PROCESSING SERVICES INDEX


                                           __________ FISCAL YEAR ENDING __________
COMPANY/INDEX/MARKET                         1993    1994    1995    1996    1997    1998

Star Technologies Inc.                     100.00    23.34   26.66   30.01   86.66   20.00
NASDAQ Computer & Data Processing          100.00   121.44  184.92  228.24  280.39  501.76
NASDAQ Market Index-U.S. Companies         100.00    97.75  138.26  170.01  208.58  293.21


   The Board of Directors and the Committee recognize that although the market price of stock is influenced by many factors, a key factor is company performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.

Summary Compensation Table

  Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal year ended December 31, 1998, the nine months ended December 31, 1997 and the fiscal year ended March 31, 1997 of the Chief Executive Officer and the other executive officers (collectively, the "Named Executive Officers"), whose annual salary and bonus exceeded $100,000.

                                                         Annual
                                              Period  Compensation
    Name and Principal Position               Ended      Salary      Bonus
    ---------------------------              -------- ------------  --------
Robert C. Compton........................... 12/31/98   $160,000         --
 Chairman of the Board, President            12/31/97   $127,000(1)      --
 and Chief Executive Officer                  3/31/97   $160,000    $100,000(2)

Carol L. Curran............................. 12/31/98   $157,000         --
 Executive Vice President,                   12/31/97   $ 33,000(3)      --
 President, Curran Data Technologies, Inc.

Curtis D. Abel.............................. 12/31/98   $ 92,000(4)      --
 Vice President,
 President, PowerScan, Inc.

Brenda A. Potosnak.......................... 12/31/98   $100,000         --
 Vice President of Finance & Administration, 12/31/97   $ 75,000(5)      --
 Secretary, Treasurer, & Chief Financial
  Officer                                     3/31/97   $ 94,000         --

Philip A. Cannon............................ 12/31/98   $111,000         --
 Vice President of Technology                12/31/97   $ 81,000(6)      --
                                              3/31/97   $108,000    $ 25,000(2)

--------
(1) For the twelve months ended December 31, 1997, Mr. Compton's annual salary and bonus was $160,000.

(2) Represents bonus for successful resolution of key corporate issues.

(3) Ms. Curran joined the Company in October 1997.

(4) Mr. Abel joined the Company in April 1998.

(5) For the twelve months ended December 31, 1997, Ms. Potosnak's annual salary and bonus was $100,000.

(6) For the twelve months ended December 31, 1997, Mr. Cannon's annual salary and bonus was $108,000.

Option Grants in the Last Fiscal Year

  Shown below is information concerning grants to the Named Executive Officers of stock options pursuant to the Company's 1994 Plan made during the fiscal year ended December 31, 1998.

                                Individual Grants
                    ------------------------------------------
                                                                  Potential
                                                               Realizable Value
                                Percent                           at Assumed
                    Number of   of Total                       Annual Rates of
                    Securities  Options                          Stock Price
                    Underlying Granted to                      Appreciation For
                     Options   Employees  Exercise              Option Term(1)
                     Granted   In Fiscal    Price   Expiration ----------------
   Name               (#)(1)      Year    Per Share    Date      5%      10%
   ----             ---------- ---------- --------- ---------- ------- --------
Carol L. Curran....   80,000      30.5      $1.25    1/28/08   $63,000 $159,000
Curtis D. Abel.....  100,000      38.2      $0.56    5/21/08   $35,000 $ 89,000

--------
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% assumed appreciation rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Common Stock price.

Aggregated Option Exercises in the Year Ended December 31, 1998 and Year-End Option Values

  Shown below is information with respect to the aggregate year-end value of unexercised options to purchase the Company's Common Stock under the 1994 Plan.

                                                                   Number of
                                                             Securities Underlying     Value of Unexercised
                                                            Unexercised Options at    In-the-Money Options at
                                          Value Realized     December 31, 1998 (#)   December 31, 1998 ($)(2)
                         Shares Acquired       As of       ------------------------- -------------------------
   Name                  on Exercise (#) Exercise Date ($) Exercisable Unexercisable Exercisable Unexercisable
   ----                  --------------- ----------------- ----------- ------------- ----------- -------------
Robert C. Compton.......     100,000          $75,000(1)     350,000           0         $ 0          $ 0
Carol L. Curran.........         --               --             --       80,000         $ 0          $ 0
Curtis D. Abel..........         --               --          20,000      80,000         $ 0          $ 0
Brenda A. Potosnak......         --               --          42,500      40,000         $ 0          $ 0
Philip A. Cannon........         --               --         137,500           0         $ 0          $ 0

--------
(1) Calculated based on the difference between the option exercise price ($0.41 per share) and fair market value on the date of exercise ($1.16 per share).

(2) The fair market value of the Company's Common Stock was $0.19 per share on December 31, 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, Directors and beneficial owners of more than ten percent of the Company's Common Stock to file reports of their ownership of the Company's stock and of changes in such ownership with the SEC and the National Association of Securities Dealers, Inc. SEC regulations require those persons to furnish the Company with copies of all Section 16(a) forms they file.

  Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that, during the year ended December 31, 1998, each person subject to Section 16 of the Exchange Act complied with all applicable filing requirements.

                         MARKET VALUE OF COMMON STOCK

  On April 22, 1999, the closing price of the Common Stock of the Company reported on the OTC Bulletin Board was $0.28.

                                   AUDITORS

  The Board of Directors has selected the firm of KPMG LLP ("KPMG"), independent certified public accountants, to serve as auditors of the Company for the current calendar year. Representatives of KPMG will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions.

                             STOCKHOLDER PROPOSALS

  Any stockholder desiring to have an appropriate proposal presented for action at next year's Annual Meeting of Stockholders, and who wishes to have it shown in the Proxy Statement and form of proxy for the meeting, must notify the Company and submit the proposal in writing for receipt at the Company's principal executive office not later than January 29, 2000. See SEC Rule 14a-8 for additional applicable requirements and procedures.

                                 ANNUAL REPORT

  A copy of the Company's Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 1998, as filed with the SEC, are being mailed with this Proxy Statement to each stockholder of record as of April 22, 1999. Additional copies may be obtained from the Secretary of the Company at the Company's principal executive office located at 1151-A Seven Locks Road, Potomac, Maryland.

                                 OTHER MATTERS

  The Board of Directors of the Company knows of no other matters that will be presented at this year's Annual Meeting of Stockholders. If any other matter arises at the Annual Meeting, it is intended that the shares represented by proxies in the accompanying form will be voted in accordance with the best judgment of the persons acting under the proxies.

                                          By Order of the Board of Directors

                                          Brenda A. Potosnak
                                          Secretary

April 29, 1999